Note 3 - Other Intangible Assets	9 Months Ended
Sep. 30, 2012
Intangible Assets Disclosure [Text Block]
Note 3 – Other Intangible Assets

Other intangible assets: Consist of trade secrets and technology cost pending further validation. Estimated useful lives are 15 years.

The Company reviews the carrying values of long-lived assets whenever events and circumstances, such as reductions in demand, lower projections of profitability, significant changes in the manner of our use of acquired assets, or significant negative industry or economic trends, indicate that the net book value of an asset may not be recovered through expected undiscounted future cash flows from its use and eventual disposition. If this review indicates that there is impairment, the impaired asset is written down to its fair value, which is typically calculated using: (i) quoted market prices and/or (ii) discounted expected future cash flows. The Company estimates regarding future anticipated revenue and cash flows, the remaining economic life of the products and technologies, or both, may differ from those used to assess the recoverability of assets. In that event, impairment charges or shortened useful lives of certain long-lived assets may be required, resulting in a reduction in net income or an increase to net loss in the period when such determinations are made.  As of September 30, 2012 the Company wrote off the intangible assets since the Company ceased operations that used the intangible assets.

	2012	2011

Definite-lived intangibles	15,000	15,000
Accumulated amortization/Write off	(15,000)	1,000
Definite-lived intangibles, net	0	14,000

Total other intangible assets	$0	$14,000

Definite-lived intangibles approximate remaining weighted average useful life in years.